                                                                    Exhibit 10.2

                                 PROMISSORY NOTE

                                                              New York, New York
                                                                  March 31, 2002

                  For value received, STUDENT ADVANTAGE, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of RESERVOIR CAPITAL MASTER FUND, L.P. (the "Lender") the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Loan Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates, at the rate or rates and in the manner provided for in the Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States of America and in immediately available funds at the office specified from time to time by the Lender to the Borrower in accordance with the Loan Agreement.

                  All Loans made by the Lender and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

                  This Promissory Note is one of the Notes referred to in the Loan Agreement dated as of June 25, 2001 (as the same shall be modified and supplemented and in effect from time to time, the "Loan Agreement"), among the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and Reservoir Capital Partners, L.P., as Administrative Agent. Terms used but not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the prepayment, the acceleration of the maturity and the limitations on the transferability of this Promissory Note. Reference is made to the Security Agreement and the pledge made by the Borrower and the Subsidiary Guarantors therein securing, among other things, the obligations of the Borrower hereunder. This Promissory Note shall be construed in accordance with and governed by the law of the State of New York.

                                                STUDENT ADVANTAGE, INC.

                                                By /s/ Raymond V. Sozzi, Jr.
                                                   ----------------------------
                                                   Name:  Raymond V. Sozzi, Jr.
                                                   Title: President

                         LOANS AND PAYMENTS OF PRINCIPAL

-------------------------------------------------------------------------------------------------------------------
                            Type of Loan                                   Amount of Principal
       Date             (Term or Revolving)             Amount of Loan           Repaid            Notation Made By
-------------------------------------------------------------------------------------------------------------------
      3/31/03                  Term                        $215,400
-------------------------------------------------------------------------------------------------------------------

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________